                            SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                     of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d)(2))

[ ]  Definitive Information Statement

                        EUROTELECOM COMMUNICATIONS, INC.
                ................................................
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)    Title of each class of securities to which transaction applies:  N/A.
      ...............................................................
2)     Aggregate number of securities to which transaction applies:  N/A.
      ...............................................................
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.
      ...............................................................
4)     Proposed maximum aggregate value of transaction:  N/A.
      ...............................................................
5)     Total fee paid:  N/A.
      ...............................................................
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:  $0.
      ...............................................................
          2)   Form, Schedule or Registration Statement No.:  N/A
      ...............................................................
          3)   Filing Party:  N/A
      ...............................................................
          4)   Date Filed:  N/A
      ...............................................................

                        EUROTELECOM COMMUNICATIONS, INC.

                         Britannia House, British Fields
                             Ollerton Road, Tuxford
                            Nottinghamshire NG22 OPQ
                                 UNITED KINGDOM

                                   (011-44-114


                              INFORMATION STATEMENT

                   Action by Consent of Majority Stockholders
                         to be effective February , 2000


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY


         This Information Statement is furnished in connection with the consent of the holders of 54% (the "majority holders") of the issued and outstanding shares of common stock,$.01 par value of Eurotelecom Communications, Inc., a Delaware corporation (the "Company") to the adoption of certain amendments to its Articles of Incorporation as discussed below. This information statement is being provided pursuant to the requirements of Rule 14c-2 promulgated under
Section 13 of the Securities Exchange Act, as amended, to inform holders of common stock entitled to vote or give an authorization or consent in regard to the action authorized by the written consent, of the action being taken. These matters will be effective February , 2000.

         This information statement is being mailed on or about January , 2000 to all shareholders of record at the close of business on December 31, 1999. As of that date, there were 17, 946,222 shares of common stock outstanding, each entitled to one vote on each matter of business put to a shareholder vote.

     The amendments to the Certificate of Incorporation are as follows:

                  1. The name of the Company will be changed to "e-linking inc." The purpose of the change is to provide that the name of the Company more closely describes its core business activities, which involve the electronic linking of disparate information systems.

                  2. The number of shares of Common Stock, $.01 par value the Company is authorized to issue will be increased from 20,000,000 to 50,000,000. The Company is currently authorized to issue only 20,000,000 Shares of Common Stock and 10,000,000 shares of Preferred Stock. Since 17,946,222 shares of Common Stock are currently outstanding, the Company is unable to issue any substantial number of new shares. The Company is expected to require additional funds to finance possible acquisitions and the expansion of its business activities and to issue new shares of common Stock for those purposes, among others. The Company has developed plans and engaged in a number of preliminary discussions to those ends, but there can be no assurance that such plans or discussions will be fruitful. The Company has proposed to increase the number of shares of Common Stock it is authorized to issue to 50,000,000 shares of Common Stock in order to provide it with the flexibility required for such purposes.

                  3. The Company proposes to amend the Certificate of Incorporation to add a new class of stock, to be known as Class A Common Stock, and to authorize the Company to issue 50,000,000 shares of Class A Common Stock. The Class A Common Stock will have such powers, preferences, rights, qualifications and restrictions, and shall be issued in one or more series, as are determined, from time to time, by the Company's Board of Directors. Although the Company's plans may change, its present purpose in adding this class of shares is to enable the Company to issue shares of Class A Common Stock with the same powers, preferences, rights, qualifications and restrictions as have been granted to the Company's Common Stock, subject to the limitations that, to the extent lawful, shares of Class A Common Stock may only be acquired by any person who is not a "U.S. Person", and may only be offered or sold in an "Offshore Transaction", as such terms are defined by Rule 902 of Regulation S, as amended from time to time, issued by the Securities and Exchange Commission under the Securities Act of 1933, as amended from time to time, or by any successor rule or regulation.

         The Delaware General Company Law requires the approval of stockholders who hold at least a majority of the voting power of the Company's Common Stock present at a meeting at which a quorum is present to amend its Certificate of Incorporation. The Delaware General Company Law also permits actions that would otherwise require a vote at a meeting of stockholders to be taken by written consent of the holders of at least the number of shares that would be necessary to authorize such actions at a meeting.

         On January , 2000, the proposed amendments were approved and recommended to the shareholders by the Board of Directors of the Company, and on or about January , 2000, written consent approving the amendments was signed by the beneficial owners of 9,681,820 shares of Common Stock which represented approximately 54% of all of the issued and outstanding Common Stock at that date. As a result, the amendments to the Certificate of Incorporation were approved by the holders of a majority of the issued and outstanding shares of Common Stock and no further votes will be needed. The written consent will become effective on or about February , 2000, but in no event less than 20 days after the Company has first mailed this Information Statement to its shareholders.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

         The Delaware General Company Law does not provide any dissenters' rights with respect to amendment of the Company's Certificate of Incorporation as set forth above. Therefore, no dissenter's rights of appraisal will be given in connection with these matters.

DESCRIPTION OF SECURITIES

Common Stock

         The Company is authorized to issue 20,000,000 shares of Common Stock, $0.01 par value. At December 31, 1999 there were 17,946,222 shares of Common Stock issued and outstanding. Holders of Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors, out of funds legally available, without any preference. Holders of Common Stock are entitled to one vote per share. Cumulative voting is not allowed for purposes of the election of directors. Thus, the holders of more than 50% of the shares voting for directors can elect all directors. The holders of the Common Stock of the Company have no preemptive rights to purchase new issues of the securities of the Company. There are no redemption or conversion features attached to the Common Stock.

         At the present time, the Company does not intend to pay any dividends on its Common Stock. Upon liquidation or dissolution of the Company, holders of Common Stock are entitled to receive pro rata, either in cash or in kind, all of the assets of the Company after payment of debts.


Preferred Stock

         The Company is authorized to issue 10,000,000 shares of Preferred Stock, $0.01 par value. There are no shares of Preferred Stock issued and outstanding.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The total number of shares of Common Stock of the Company beneficially owned by each of the officers and directors, and all of such directors and officers as a group, and their percentage ownership of the outstanding Common Stock of the Company as of December 31, 1999, are as follows:


MANAGEMENT                                                                                 PER CENT
SHAREHOLDERS (1)                             SHARES BENEFICIALLY OWNED                  OF COMMON STOCK
----------------                             -------------------------                  ---------------

PHILIP SHAUN DERRY..................                  1,039,940                                5.8%
Mexborough Business Centre
College Road

Mexborough
Yorkshire
United Kingdom
S64 9JP

ROBERT IAIN HAY.....................                    273,400                                1.5%
Mexborough Business Centre
College Road
Mexborough
Yorkshire
United Kingdom
S64 9JP

ANDREW KRAWCHUK.....................                    176,000                                1.0%
Mexborough Business Centre
College Road
Mexborough
Yorkshire
United Kingdom
S64 9JP

IAN STUART REAY.....................                    110,000                               0.61%
Mexborough Business Centre
College Road
Mexborough
Yorkshire
United Kingdom
S64 9JP

JOHN SPACKMAN.......................                     75,000                               0.42%
Mexborough Business Centre
College Road
Mexborough
Yorkshire
United Kingdom
S64 9JP

RAY MAY.............................                    419,377                               2.34%
Mexborough Business Centre
College Road
Mexborough
Yorkshire
United Kingdom
S64 9JP

GRAHAM FORD.........................                     50,000                               0.28%
College Road
Mexborough
Yorkshire
United Kingdom
S64 9JP

DAVID WALTON........................                    110,000                               0.61%
College Road
Mexborough
Yorkshire
United Kingdom
S64 9JP
----------------

(1) Except as otherwise noted, it is believed by the Company that all persons have full voting and investment power with respect to the shares indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within sixty (60) days, such as options or warrants to purchase the Common Stock of the Company.

PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock by each shareholder who beneficially owns more than five percent (5%) of the Company's Common Stock, the number of shares beneficially owned by each and the percent of outstanding Common Stock so owned of record as of December 31, 1999. It is believed by the Company that all persons listed have sole voting and investment power with respect to their shares, except as otherwise indicated.

                                                                                          PER CENT OF
NAME AND ADDRESS OF                   TITLE                     SHARES                    OUTSTANDING
BENEFICIAL OWNER                      OF CLASS             BENEFICIALLY OWNED             COMMON STOCK
----------------------                --------             ------------------             ------------
PHILIP SHAUN DERRY................    Common Stock              1,039,940                     5.8%
Mexborough Business Centre
College Road
Mexborough
Yorkshire
United Kingdom
S64 9JP

PETER DRAKE.......................    Common Stock                931,820                     5.2%
Mexborough Business Centre
College Road
Mexborough
Yorkshire
United Kingdom
S64 9JP

SCRIBE INVESTMENTS SA.............    Common Stock              2,475,000                    13.8%
2 Serjeants Inn
London

WESTBURY INVESTMENTS SA...........    Common Stock              2,475,000                    13.8%
2 Serjeants Inn
London

BENCHLEVEL PROPERTIES LIMITED.....    Common Stock              1,100,000                     6.1%
19 Warwick Gardens
London
----------------

(1) Except as otherwise noted, it is believed by the Company that all persons have full voting and investment power with respect to the shares indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within sixty (60) days, such as options or warrants to purchase the Common Stock of the Company.


                                                Eurotelecom Communications, Inc.

                                                By:
                                                   -----------------------------


EXHIBIT

1. Proposed Amendment to Certificate of Incorporation.

                                                                       Exhibit 1

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                        EUROTELECOM COMMUNICATIONS, INC.
                            Under Section 242 of the
                General Corporation Law of the State of Delaware

         Eurotelecom Communications, Inc (the "Corporation") a corporation organized and existing under and by virtue of the General Corporation Laws of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of the Corporation, by resolution unanimously adopted by all of the members of the Board of Directors, adopted the following resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation:


         A. Article 1 of the Certificate of Incorporation is amended to read as follows:

         " The name of the Corporation is e-linking inc."


         B. Article 4 of the Certificate of Incorporation is hereby amended in its entirety to read as follows:

         "(a) The Corporation is authorized to issue three classes of shares to be designated, respectively, "Preferred Stock", "Common Stock" and "Class A Common Stock". The number of shares of Preferred Stock authorized to be issued is Ten Million (10,000,000), the number of shares of Common Stock authorized to be issued is Fifty Million (50,000,000) and the number of shares of Class A Common Stock authorized to be issued is Fifty Million (50,000,000). The Preferred Stock , the Common Stock and the Class A Common Stock shall each have a par value of $.01 per share. The aggregate par value of all shares of Preferred Stock is $100,000, the aggregate par value of all shares of common Stock is $500,000 and the aggregate par value of all shares of Class A Common Stock is $500,000.

         (b) The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article 4, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

         (c) The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article 4, to provide for the issuance of the shares of Class A Common Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

         (d) The authority of the Board with respect to each series of Preferred Stock and with respect to each series of Class A Common Stock shall include, but not be limited to, determination of the following:

                  (i) The number of shares constituting that series and the distinctive designation of that series;

                  (ii) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

                  (iii) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                  (iv) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                  (v) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                  (vi) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

                  (vii) Whether that series will contain any restriction on transfer or registration of transfer or any restriction on the amount of shares that may be owned by any person or group of persons.

                  (viii) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

                  (ix) Any other relative or participating rights, preferences and limitations of that series;

                  (x) If no shares of any series are outstanding, the elimination of the designation, powers, preferences, and rights of such series of shares, in which event such shares shall return to their status as authorized but unissued and undesignated Preferred Stock. or Class A Common Stock, as the case may be."

Second:           The effective date of the foregoing amendment is       , 2000.

Third: That the aforesaid amendment to the Certificate of Incorporation was duly adopted by the shareholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

Fourth: Prompt notice of the taking of this corporate action is being given to all stockholders who did not consent thereto in writing, in accordance with Section 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be
signed by Phillip Derry, its President, and attested by        , its secretary,
this day of       , 2000.





                                                Eurotelecom Communications, Inc.

                                                By: /s/ Phillip Derry
                                                   -----------------------------
                                                   Phillip Derry, President

ATTEST:

By:
   ----------------------------
                      Secretary